UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2020 (March 30, 2020)

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.
Depositary Shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	The New York Stock Exchange
9.15% First Mortgage Bonds due 2021	n/a	The New York Stock Exchange
6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A amends our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2020 and dated as of March 30, 2020.

As previously disclosed on April 2, 2020, CenterPoint Energy, Inc. (the “Company”) announced that Kristie L. Colvin was appointed Interim Executive Vice President and Chief Financial Officer of the Company effective April 2, 2020. On April 6, 2020, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved the following compensation arrangements for Ms. Colvin with respect to her continuing responsibilities as the Company’s Chief Accounting Officer: (i) an annualized base salary of $380,000; (ii) annualized short-term and long-term target award levels of 55% and 100%, respectively, of base salary, with the short-term target award opportunity for 2020 based on the full annual base salary of $380,000; and (iii) awards under the Company’s Long Term Incentive Plan (“LTIP”) based on her long-term award level of 100% of base salary and her full annual base salary of $380,000, offset by the target value of awards granted previously in 2020 and allocated between performance share units (“PSU”) and restricted stock units (“RSU”) on a 70% and 30% basis, respectively, with the PSUs vesting upon achievement of the applicable performance objectives for the Company’s 2020-2022 performance cycle and the time-based RSUs vesting on February 19, 2023. In respect of her additional responsibilities as the Company’s Interim Executive Vice President and Chief Financial Officer, the Compensation Committee also approved the following for Ms. Colvin during her service as Interim Executive Vice President and Chief Financial Officer: (i) a quarterly cash payment of $105,000 and (ii) a quarterly RSU award with a value at each grant date equal to $105,000, which will vest upon her continued employment through the third anniversary of each grant date. However, if Ms. Colvin is involuntarily separated from the Company without cause, these PSU and RSU awards will fully vest, based on actual performance with respect to the PSUs, and be payable at the end of the performance period or vesting period, as applicable.

In connection with the foregoing, the Compensation Committee also approved new form of award agreements for PSU and RSU awards applicable for certain grants under the Company’s LTIP, including potentially grants to the Company’s principal executive officer, principal financial officer or other named executive officers, that provide PSU and RSU awards that will fully vest, based on actual performance with respect to the PSUs, if the employee is involuntarily separated without cause from the Company prior to vesting. Among other things, the newly approved form of award agreements also provide for vesting upon death; disability; retirement (pro-rata unless certain requirements for full vesting are satisfied, including approval of the Compensation Committee, and based on actual performance with respect to the PSUs); a change in control of the Company, as defined in the Company’s LTIP, if the PSU and RSU awards are not assumed, continued, or substituted with a substantially equivalent award by the surviving or successor entity; a covered termination within two years after a change in control of the Company; or a sale of a subsidiary of the Company (pro-rata), if the participant is performing services for the subsidiary at the time and ceases employment with the Company upon and in connection with the sale. The description of the form of award agreements are further qualified in their entirety by reference to the full text of the form of performance share unit award agreement and form of restricted stock unit award agreement, which are filed as exhibits to this Current Report on Form 8-K/A as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	Form of Award Agreement for Performance Share Units
10.2	Form of Award Agreement for Restricted Stock Units
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 7, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: April 7, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: April 7, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel